Exhibit 99.3

16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document Pg 1 of 15
16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document Pg 1 of 15

16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document Pg 2 of 15 Monthly Operating Report - Southern District of New York Schedule of Cash Receipts & Disbursements Reporting Period: October-16 Debtor Debtor Name Account # (Last 4 digits) Beginning Balance Third Party Deposits Intercompany Deposits Deposits per Bank Statement Net Deposits in Transit Total Cash Receipts Intercompany Disbursements Third Party Disbursements Disbursements per Bank Statement Net Outstanding Checks Total Cash Disbursements FX Gain/(Loss) Ending Book Balance International Shipholding Corporation 2907 $ 3,135.34 $ - $ - $ - $ - $ - $ - $ 2,169.84 $ 2,169.84 $ - $ 2,169.84 $ - $ 965.50International Shipholding Corporation 1639 10,007.40 - - - - - - - - - - - 10,007.40 International Shipholding Corporation 1314 5,183.39 - 115,000.00 115,000.00 - 115,000.00 - 110,295.81 110,295.81 - 110,295.81 - 9,887.58 International Shipholding Corporation 4643 11,536,451.09 3,338,063.25 11,748,000.00 15,086,063.25 - 15,086,063.25 2,820,000.00 14,942,325.66 17,762,325.66 (85,100.85) 17,677,224.81 - 8,945,289.53 International Shipholding Corporation 6001 1,352.50 - - - - - - 75.00 75.00 - 75.00 - 1,277.50 International Shipholding Corporation 8174 20,594.89 - - - - - - 1,057.98 1,057.98 - 1,057.98 - 19,536.91 International Shipholding Corporation 9131 24,407.31 1.03 - 1.03 - 1.03 - - - - - - 24,408.34 International Shipholding Corporation 3120 1,052,432.37 129.45 - 129.45 - 129.45 - - - - - - 1,052,561.82 N.W. Johnson & Co. Inc 8364 20,678.27 126,010.63 - 126,010.63 - 126,010.63 135,000.00 - 135,000.00 - 135,000.00 - 11,688.90 Coastal Carriers, Inc. 4547 11,529.34 - - - - - - - - - - - 11,529.34 U.S. United Ocean Services, LLC 1715 7,848.77 554.00 10,000.00 10,554.00 - 10,554.00 - 10,000.74 10,000.74 - 10,000.74 - 8,402.03 U.S. United Ocean Services, LLC 3712 (3.58) - - - - - - - - - - - (3.58) U.S. United Ocean Services, LLC 1468 - 156,750.00 3,791,250.87 3,948,000.87 - 3,948,000.87 3,946,750.00 1,250.87 3,948,000.87 - 3,948,000.87 - - U.S. United Ocean Services, LLC 2260 1,208,104.71 2,934,258.52 156,750.00 3,091,008.52 - 3,091,008.52 3,791,250.87 - 3,791,250.87 - 3,791,250.87 - 507,862.36 U.S. United Ocean Services, LLC 1715 - - - - - - - - - - - - - Frascati Shops, Inc. 9623 79,965.96 1,923.22 - 1,923.22 - 1,923.22 - - - - - - 81,889.18 Frascati Shops, Inc. 8552 19,255.30 249,516.88 - 249,516.88 - 249,516.88 205,000.00 4,227.83 209,227.83 - 209,227.83 - 59,544.35 Waterman Steamship Corporation 9031 5,103.16 - 298.22 298.22 - 298.22 298.22 - 298.22 - 298.22 - 5,103.16 Waterman Steamship Corporation 9058 1,481.09 - 55,000.00 55,000.00 - 55,000.00 - 57,896.87 57,896.87 (11,955.03) 45,941.84 - 10,539.25 Waterman Steamship Corporation 9066 11,000.55 - 185,000.00 185,000.00 - 185,000.00 - 192,918.74 192,918.74 (4,110.37) 188,808.37 - 7,192.18 Waterman Steamship Corporation 3208 - - 298.22 298.22 - 298.22 298.22 10.00 308.22 298.22 606.44 - (308.22) Waterman Steamship Corporation 2043 10,784.51 896,191.81 110,000.00 1,006,191.81 - 1,006,191.81 897,000.00 111,270.35 1,008,270.35 - 1,008,270.35 - 8,705.97 Waterman Steamship Corporation 1129 14,351.10 427,040.97 200,000.00 627,040.97 - 627,040.97 175,000.00 99,495.90 274,495.90 - 274,495.90 - 366,896.17 Waterman Steamship Corporation 8703 85,000.00 - - - - - - - - - - - 85,000.00 Waterman Steamship Corporation 2043-004 - - - - - - - - - - - - - Sulphur Carriers, Inc. 1276 5,023.68 - 175,000.00 175,000.00 - 175,000.00 - 177,181.14 177,181.14 - 177,181.14 - 2,842.54 Sulphur Carriers, Inc. 1110 1,193.59 - 449,000.00 449,000.00 - 449,000.00 - 446,243.57 446,243.57 (6,307.57) 439,936.00 - 10,257.59 Sulphur Carriers, Inc. 1102 15,720.21 1,138,949.06 220,000.00 1,358,949.06 - 1,358,949.06 835,000.00 530,447.46 1,365,447.46 (1,577.08) 1,363,870.38 - 10,798.89 LMS Shipmanagement, Inc. 1292 5,811.23 - 60,000.00 60,000.00 - 60,000.00 - 55,227.30 55,227.30 - 55,227.30 - 10,583.93 LMS Shipmanagement, Inc. 7395 3,532.69 - - - - - - 1,362.48 1,362.48 - 1,362.48 - 2,170.21 LMS Shipmanagement, Inc. 1099 30,983.16 142.38 - 142.38 - 142.38 - 699.91 699.91 - 699.91 - 30,425.63 Central Gulf Lines, Inc. 0586 1,000.00 - - - - - - - - - - - 1,000.00 Central Gulf Lines, Inc. 0997 183,362.44 396,272.35 1,260,711.00 1,656,983.35 - 1,656,983.35 1,345,110.00 295,235.53 1,640,345.53 - 1,640,345.53 - 200,000.26 Central Gulf Lines, Inc. 6645 7,712.61 - 289.00 289.00 - 289.00 289.00 1,475.00 1,764.00 (1,475.00) 289.00 - 7,712.61 Central Gulf Lines, Inc. 1005 7,055.19 1,000.00 254,000.00 255,000.00 - 255,000.00 - 299,811.89 299,811.89 (45,180.68) 254,631.21 - 7,423.98 Central Gulf Lines, Inc. 1021 12,205.00 - 265,000.00 265,000.00 - 265,000.00 - 269,130.66 269,130.66 (3,800.00) 265,330.66 - 11,874.34 Central Gulf Lines, Inc. 0998 18,090.47 2,243,685.01 275,000.00 2,518,685.01 - 2,518,685.01 2,190,000.00 317,741.48 2,507,741.48 - 2,507,741.48 - 29,034.00 Central Gulf Lines, Inc. 1013 10,196.43 - 467,000.00 467,000.00 - 467,000.00 - 467,323.37 467,323.37 7.35 467,330.72 - 9,865.71 Central Gulf Lines, Inc. 8844 292,360.42 300,672.18 - 300,672.18 - 300,672.18 590,000.00 - 590,000.00 - 590,000.00 - 3,032.60 Central Gulf Lines, Inc. 3652 575,213.51 587,092.84 170,000.00 757,092.84 - 757,092.84 740,000.00 - 740,000.00 - 740,000.00 - 592,306.35 Central Gulf Lines, Inc. 3660 169,580.00 - 340,000.00 340,000.00 - 340,000.00 170,000.00 - 170,000.00 - 170,000.00 - 339,580.00 Central Gulf Lines, Inc. 0997-004 - 3.00 404,753.00 404,756.00 - 404,756.00 210,354.00 3.00 210,357.00 - 210,357.00 - 194,399.00 Enterprise Ship Company, Inc. 1064 20,644.67 - - - - - - - - - - - 20,644.67 LCI Shipholdings, Inc. 2027 18,828.92 92,980.00 - 92,980.00 - 92,980.00 100,000.00 - 100,000.00 - 100,000.00 - 11,808.92 LCI Shipholdings, Inc. 1080 3,958.83 468,923.74 - 468,923.74 - 468,923.74 461,000.00 - 461,000.00 - 461,000.00 - 11,882.57 LCI Shipholdings, Inc. 6001 4,120.85 - - - - - - 75.00 75.00 - 75.00 - 4,045.85 LCI Shipholdings, Inc. 9099 7,521.35 - - - - - - - - - - - 7,521.35 LCI Shipholdings, Inc. 2027-004 - - - - - - - - - - - - - LCI Shipholdings, Inc. 0947 42,869.30 5.45 - 5.45 - 5.45 - - - - - - 42,874.75 Dry Bulk Australia Ltd. 1731 13,060.35 - - - - - - - - - - - 13,060.35 Dry Bulk Americas Ltd. 1027 12,141.61 - - - - - - - - - - - 12,141.61 Marco Shipping Company (PTE) Ltd 5001 17,192.42 1,001,206.46 - 1,001,206.46 - 1,001,206.46 1,000,000.00 50.00 1,000,050.00 - 1,000,050.00 - 18,348.88 Marco Shipping Company (PTE) Ltd 5002 6,212.58 253.16 - 253.16 - 253.16 - 1,170.04 1,170.04 - 1,170.04 (155.23) 5,140.47 Gulf South Shipping PTE Ltd 4001 10,510.64 - - - - - - - - - - - 10,510.64 Gulf South Shipping PTE Ltd 4002 5,855.57 - - - - - - - - - - (128.29) 5,727.28 Gulf South Shipping PTE Ltd 3659 122,338.69 1,485,450.88 - 1,485,450.88 - 1,485,450.88 1,100,000.00 - 1,100,000.00 - 1,100,000.00 - 507,789.57 Total $ 15,752,959.88 $ 15,847,076.27 $ 20,712,350.31 $ 36,559,426.58 $ - $ 36,559,426.58 $ 20,712,350.31 $ 18,396,173.42 $ 39,108,523.73 $ (159,201.01) $ 38,949,322.72 $ (283.52) $ 13,362,780.22 MOR-1 Page 1

MOR-1

16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document Entity Name: International Shipholding Corporation (Consolidating) Case Number: 16-12220 Pg 3 of 15 Monthly Operating Report - Southern District of New York Bank Reconciliation (or Copies of Debtor's Bank Reconciliations) Reporting Period: October-16 International Shipholding Corporation 2907 $ 965.50 $ - $ - $ 965.50 International Shipholding Corporation 1639 10,007.40 - - 10,007.40 International Shipholding Corporation 1314 9,887.58 - - 9,887.58 International Shipholding Corporation 4643 9,392,613.70 - (447,324.17) 8,945,289.53 International Shipholding Corporation 6001 1,277.50 - - 1,277.50 International Shipholding Corporation 8174 19,536.91 - - 19,536.91 International Shipholding Corporation 9131 24,408.34 - - 24,408.34 International Shipholding Corporation 3 3120 1,052,561.82 - - 1,052,561.82 Restricted Cash N.W. Johnson & Co. Inc 8364 11,688.90 - - 11,688.90 Coastal Carriers, Inc. 4547 11,529.34 - - 11,529.34 U.S. United Ocean Services, LLC 1715 8,402.03 - - 8,402.03 U.S. United Ocean Services, LLC 3712 - - (3.58) (3.58) U.S. United Ocean Services, LLC 1468 - - - - U.S. United Ocean Services, LLC 2260 507,862.36 - - 507,862.36 U.S. United Ocean Services, LLC2 1715 - - - - Frascati Shops, Inc. 9623 81,889.18 - - 81,889.18 Frascati Shops, Inc. 8552 59,544.35 - - 59,544.35 Waterman Steamship Corporation 9031 5,215.16 - (112.00) 5,103.16 Waterman Steamship Corporation 9058 12,070.22 - (1,530.97) 10,539.25 Waterman Steamship Corporation 9066 7,516.18 - (324.00) 7,192.18 Waterman Steamship Corporation 3208 (10.00) - (298.22) (308.22) Waterman Steamship Corporation 2043 8,705.97 - - 8,705.97 Waterman Steamship Corporation 1129 366,896.17 - - 366,896.17 Waterman Steamship Corporation 8703 85,000.00 - - 85,000.00 Waterman Steamship Corporation 2 2043-004 - - - - Sulphur Carriers, Inc. 1276 2,842.54 - - 2,842.54 Sulphur Carriers, Inc. 1110 14,038.08 - (3,780.49) 10,257.59 Sulphur Carriers, Inc. 1102 10,798.89 - - 10,798.89 LMS Shipmanagement, Inc. 1292 10,583.93 - - 10,583.93 LMS Shipmanagement, Inc. 7395 2,170.21 - - 2,170.21 LMS Shipmanagement, Inc. 1099 30,425.63 - - 30,425.63 Central Gulf Lines, Inc. 4 0586 1,000.00 - - 1,000.00 Central Gulf Lines, Inc. 0997 200,000.26 - - 200,000.26 Central Gulf Lines, Inc. 6645 7,712.61 - - 7,712.61 Central Gulf Lines, Inc. 1005 15,172.78 - (7,748.80) 7,423.98
16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document Entity Name: International Shipholding Corporation (Consolidating) Case Number: 16-12220 Pg 3 of 15 Monthly Operating Report - Southern District of New York Bank Reconciliation (or Copies of Debtor's Bank Reconciliations) Reporting Period: October-16 International Shipholding Corporation 2907 $ 965.50 $ - $ - $ 965.50 International Shipholding Corporation 1639 10,007.40 - - 10,007.40 International Shipholding Corporation 1314 9,887.58 - - 9,887.58 International Shipholding Corporation 4643 9,392,613.70 - (447,324.17) 8,945,289.53 International Shipholding Corporation 6001 1,277.50 - - 1,277.50 International Shipholding Corporation 8174 19,536.91 - - 19,536.91 International Shipholding Corporation 9131 24,408.34 - - 24,408.34 International Shipholding Corporation 3 3120 1,052,561.82 - - 1,052,561.82 Restricted Cash N.W. Johnson & Co. Inc 8364 11,688.90 - - 11,688.90 Coastal Carriers, Inc. 4547 11,529.34 - - 11,529.34 U.S. United Ocean Services, LLC 1715 8,402.03 - - 8,402.03 U.S. United Ocean Services, LLC 3712 - - (3.58) (3.58) U.S. United Ocean Services, LLC 1468 - - - - U.S. United Ocean Services, LLC 2260 507,862.36 - - 507,862.36 U.S. United Ocean Services, LLC2 1715 - - - - Frascati Shops, Inc. 9623 81,889.18 - - 81,889.18 Frascati Shops, Inc. 8552 59,544.35 - - 59,544.35 Waterman Steamship Corporation 9031 5,215.16 - (112.00) 5,103.16 Waterman Steamship Corporation 9058 12,070.22 - (1,530.97) 10,539.25 Waterman Steamship Corporation 9066 7,516.18 - (324.00) 7,192.18 Waterman Steamship Corporation 3208 (10.00) - (298.22) (308.22) Waterman Steamship Corporation 2043 8,705.97 - - 8,705.97 Waterman Steamship Corporation 1129 366,896.17 - - 366,896.17 Waterman Steamship Corporation 8703 85,000.00 - - 85,000.00 Waterman Steamship Corporation 2 2043-004 - - - - Sulphur Carriers, Inc. 1276 2,842.54 - - 2,842.54 Sulphur Carriers, Inc. 1110 14,038.08 - (3,780.49) 10,257.59 Sulphur Carriers, Inc. 1102 10,798.89 - - 10,798.89 LMS Shipmanagement, Inc. 1292 10,583.93 - - 10,583.93 LMS Shipmanagement, Inc. 7395 2,170.21 - - 2,170.21 LMS Shipmanagement, Inc. 1099 30,425.63 - - 30,425.63 Central Gulf Lines, Inc. 4 0586 1,000.00 - - 1,000.00 Central Gulf Lines, Inc. 0997 200,000.26 - - 200,000.26 Central Gulf Lines, Inc. 6645 7,712.61 - - 7,712.61 Central Gulf Lines, Inc. 1005 15,172.78 - (7,748.80) 7,423.98 MOR-1 (Cont.) Page 1

MOR-1 (Cont.)

16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document Entity Name: International Shipholding Corporation (Consolidating) Pg 4 of 15 Case Number: 16-12220 Monthly Operating Report - Southern District of New York Bank Reconciliation (or Copies of Debtor's Bank Reconciliations) Reporting Period: October-16  Central Gulf Lines, Inc. 1021 13,374.34 - (1,500.00) 11,874.34 Central Gulf Lines, Inc. 0998 29,034.00 - - 29,034.00 Central Gulf Lines, Inc. 1013 9,873.06 - (7.35) 9,865.71 Central Gulf Lines, Inc. 8844 3,032.60 - - 3,032.60 Central Gulf Lines, Inc. 3652 592,306.35 - - 592,306.35 Central Gulf Lines, Inc. 3660 339,580.00 - - 339,580.00 Restricted Cash Central Gulf Lines, Inc. 0997-004 194,399.00 - - 194,399.00 Enterprise Ship Company, Inc. 1064 20,644.67 - - 20,644.67 LCI Shipholdings, Inc. 2027 11,808.92 - - 11,808.92 LCI Shipholdings, Inc. 1080 11,882.57 - - 11,882.57 LCI Shipholdings, Inc. 6001 4,045.85 - - 4,045.85 LCI Shipholdings, Inc. 9099 7,521.35 - - 7,521.35 LCI Shipholdings, Inc.2 2027-004 - - - - LCI Shipholdings, Inc. 0947 42,874.75 - - 42,874.75 Dry Bulk Australia Ltd. 1731 13,060.35 - - 13,060.35 Dry Bulk Americas Ltd. 1027 12,141.61 - - 12,141.61 Marco Shipping Company (PTE) Ltd 5001 18,348.88 - - 18,348.88 Marco Shipping Company (PTE) Ltd 5002 5,140.47 - - 5,140.47 Gulf South Shipping PTE Ltd 4001 10,510.64 - - 10,510.64 Gulf South Shipping PTE Ltd 4002 5,727.28 - - 5,727.28 Gulf South Shipping PTE Ltd 3659 507,789.57 - - 507,789.57 Total $ 13,825,409.80 $ - $ (462,629.58) $ 13,362,780.22 1 Outstanding check listing can be provided at request. 2 The Debtors did not receive statements from the bank in these overnight sweep accounts because the balance remains zero in October. 3 The bank balance reflects the balance from the September statement, which the Debtors believe remains accurate except for an immaterial amount of interest earned on the funds which was the only activity in this account each month. 4 The bank balance reflects the balance from the September statement, which the Debtors believe remains accurate. 5 The Debtors have not included copies of the bank statements due to the voluminous nature of such documents copies will be provided upon request. MOR-1 (Cont.) Page 2

MOR-1 (Cont.)

16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document Entity Name: International Shipholding Corporation (Consolidating) Pg 5 of 15 Case Number: 16-12220 Monthly Operating Report - Southern District of New York Statement of Operations (Income Statement) Reporting Period: October-16 REVENUE Gross Revenues $ 13,493,578.77 $ 43,674,105.76 OPERATING EXPENSES Voyage Expenses 11,763,226.89 34,329,760.31 Amortization Expense 737,431.00 2,166,853.00 Depreciation Expense 1,239,791.80 3,848,811.80 Administrative and General Expenses 909,427.76 3,195,809.91 Net Profit (Loss) Before Other Income & Expenses $ (1,156,298.68) $ 132,870.74 OTHER INCOME AND EXPENSES Interest Expense 733,253.51 3,268,716.38 Interest Income (140.44) (1,211.45) Income from Consolidated Subsidiaries (293,822.76) (1,331,353.20) Net Profit (Loss) Before Reorganization Items $ (1,595,588.99) $ (1,803,280.99) REORGANIZATION ITEMS Professional Fees 1,525,045.38 4,856,982.79 U. S. Trustee Quarterly Fees 118,575.00 118,575.00 Interest Earned on Accumulated Cash from Chapter 11 (See MOR-2Other Schedule tab) - - Gain (Loss) from Sale of Equipment (39,999.00) (39,999.00) Other Reorganization Expenses (See MOR-2 Other Schedule tab) - - Income Taxes - 12,250.00 Net Profit (Loss) $ (3,199,210.37) $ (6,751,089.78) MOR-2 Page 1

MOR-2

16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document Entity Name: International Shipholding Corporation (Consolidating) Pg 6 of 15 Case Number: 16-12220 Monthly Operating Report - Southern District of New York Balance Sheet Reporting Period: October-16 Category Book Value At End Of Current Reporting Month Book Value At End Of Prior Reporting Month Book Value On Petition Date Or Scheduled Current Assets Cash on Hand $ 3 34,675.46 $ 3 65,503.51 $ 3 32,340.90 Unrestricted Cash and Equivalents 11,970,638.40 14,530,946.43 4,067,480.98 Restricted Cash and Cash Equivalents (See MOR- 3 Other Sch) 1,392,141.82 1,222,012.37 1,997,025.04 Trade Accounts Receivable (Net) 8,942,926.87 6,772,405.98 8,620,036.00 Unbilled Accounts Receivable (Net) 8,469,824.83 7,837,477.02 10,099,426.00 Notes Receivable - - - Inventories 6,173,266.72 6,421,125.00 6,119,445.33 Prepaid Expenses 4,396,127.31 4,521,591.00 2,892,687.98 Professional Retainers 235,078.00 235,078.00 235,078.00 Other Current Assets (See MOR-3 Other Sch) - - - Property & Equipment Real Property and Improvements 2,419,781.27 2,419,781.00 2,707,867.22 Machinery and Equipment 215,086,640.29 215,945,931.57 217,456,370.74 Furniture, Fixtures and Office Equipment 4,687,285.29 4,687,285.39 4,103,934.83 Accumulated Depreciation (37,349,567.24) (36,109,775.44) (33,500,755.44) Other Assets (See MOR-3 Other Sch) 35,575,905.88 35,725,022.47 35,124,339.05 Total Assets $ 262,334,724.90 $ 264,574,384.30 $ 260,255,276.63 Liabilities Not Subject To Compromise (Post- Petition) Accounts Payable $ 3,124,487.44 $ 1,316,385.00 $ - Taxes Payable 197,717.44 240,761.27 - Accrued Expenses- Crew Payable 3,350,694.00 2,734,766.00 - Accrued Expenses- Professional Fees 2,700,000.00 1,800,000.00 - Accrued Expenses 8,115,479.00 5,581,567.41 - Billings in Excess of Cost 2,157,621.40 2,389,330.00 - Debtor in Possession Financing 18,100,000.00 16,000,000.00 - Other Post-Petition Liabilities (See MOR-3 Other Sch) - - - Total Post-Petition Liabilities $ 37,745,999.28 $ 30,062,809.68 $ - Liabilities Subject to Compromise (Pre-Petition) Secured Debt $ 107,199,072.74 $ 107,514,072.74 $ 110,189,774.35 Priority Debt 1,107,117.00 1,137,919.00 2,980,642.00 Unsecured Debt 43,627,000.50 50,822,104.73 66,052,919.48 Other Pre-Petition Liabilities (See MOR-3 Other Sch) 11,196,223.00 10,451,657.13 12,978,934.00 Total Pre-Petition Liabilities $ 163,129,413.24 $ 169,925,753.60 $ 192,202,269.83 Owner's Equity Capital Stock $ 9,424,955.13 $ 9,421,221.49 $ 9,413,754.21 Additional Paid-In Capital 141,833,797.08 141,820,743.03 141,794,639.63 Partners' Capital Account - - - Owner's Equity Account (37,068,251.45) (37,124,165.09) (37,175,288.44) Retained Earnings - Pre-Petition (45,980,098.60) (45,980,099.41) (45,980,098.60) Retained Earnings - Post-Petition (6,751,089.78) (3,551,879.00) - Total Equity $ 61,459,312.38 $ 64,585,821.02 $ 68,053,006.80 Total Liabilities and Owner's Equity $ 262,334,724.90 $ 264,574,384.30 $ 260,255,276.63 MOR-3 Page 1

MOR-3

16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document Entity Name: International Shipholding Corporation (Consolidating) Pg 7 of 15 Case Number: 16-12220 Monthly Operating Report – Southern District of New York Balance Sheet - Other Schedule Reporting Period: October-16 Category Book Value At End Of Current Reporting Month Book Value At End Of Prior Reporting Month Book Value On Petition Date Notes Comments Assets Other Assets $ 2,406,557.81 $ 2,447,731.08 $ 2,528,749.06 LT deposits Other Assets (3,252,243.62) (2,857,247.40) (2,575,674.66) Due (to) from affiliates, net Other Assets 36,326,813.12 36,032,990.36 35,056,196.42 Investment in subsidiaries Other Assets 94,778.57 101,548.43 115,068.23 LT deferred charge related to TECO contract Total Other Assets $ 35,575,905.88 $ 35,725,022.47 $ 35,124,339.05 Liabilities Liabilities Not Subject To Compromise (Pre-Petition) $ 2,837,257.00 $ 1,910,811.00 $ 4,071,824.00 Claims reserve Liabilities Not Subject To Compromise (Pre-Petition) 15,315.00 15,079.00 14,607.00 GAAP SL versus cash on escalating lease payments Liabilities Not Subject To Compromise (Pre-Petition) 7,644,339.00 7,904,048.13 8,423,467.00 Deferred gain - Sulphur and CGL/Green Lake Liabilities Not Subject To Compromise (Pre-Petition) (64,103.00) (64,103.00) (64,103.00) Deferred tax Liabilities Not Subject To Compromise (Pre-Petition) 763,415.00 685,822.00 533,139.00 PT AMAS dry dock funding for Flores and Sawu Total Liabilities Not Subject To Compromise (Pre-Petition) $ 11,196,223.00 $ 10,451,657.13 $ 12,978,934.00 MOR-3b Page 1

MOR-3b

16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document Entity Name: International Shipholding Corporation (Consolidating) Pg 8 of 15 Case Number: 16-12220 Monthly Operating Report - Southern District of New York Status of Post-Petition Taxes Reporting Period: October-16 Debtor Federal/ State & Local Description Beginning Tax Amount Withheld and/or Accrued Amount Paid Date Paid1 Check # or EFT1 Ending Tax Notes/ Comments International Shipholding Corporation Federal Withholding $ (89,417.88) $ (257,233.11) $ 298,828.60 $ (47,822.39) 941 Tax - Paid In November International Shipholding Corporation Federal FICA-Employee (22,128.99) (113,322.96) 113,688.33 (21,763.62) 941 Tax - Paid In November International Shipholding Corporation Federal FICA-Employer (21,848.49) (112,200.96) 112,846.83 (21,202.62) 941 Tax - Paid In November International Shipholding Corporation Federal Unemployment (90.82) (5,075.18) 5,155.02 (10.98) FUTA to be Paid January 31, 2017 International Shipholding Corporation Federal Income - - - - International Shipholding Corporation Federal Other (Specify) - (31.99) 31.99 – 1042 Withholding Tax International Shipholding Corporation State and Local Withholding (17,931.07) (23,227.25) 24,015.79 (17,142.53) October State Withholding paid in November International Shipholding Corporation State and Local Sales (331.09) (965.15) 331.09 (965.15) October Sales and Use Tax to paid November 21st International Shipholding Corporation State and Local Excise - - - - International Shipholding Corporation State and Local Unemployment (313.93) (21,247.10) 21,449.88 (111.15) SUTA to be Paid January 31, 2017 International Shipholding Corporation State and Local Real Property - - - - International Shipholding Corporation State and Local Personal Property - (43.25) 43.25 - Mobile Trailer personal property tax assessment International Shipholding Corporation State and Local Other (Specify) (88,699.00) (32,759.89) 32,759.89 (88,699.00) Delaware Franchise Tax, Louisiana Annual Report Fees, Business Licenses paid. Only Florida Income Tax is outstanding and is expected to be paid by 11/30. Total $ (240,761.27) $ (566,106.84) $ 609,150.67 $ (197,717.44) 1 The Debtors have not included copies of the tax payment receipts due to the voluminous nature of such documents. Copies will be provided upon request. MOR-4 Page 1

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16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document Entity Name: International Shipholding Corporation (Consolidating) Pg 9 of 15 Case Number: 16-12220 Monthly Operating Report - Southern District of New York Summary of Unpaid Post-Petition Debts Reporting Period: October-16 International Shipholding Corporation Accounts Payable $ 2,339,383.33 $ 705,415.55 $ 79,688.56 $ - $ - $ 3,124,487.44 An unpaid, disputed invoice of $59,474 from September remains unresolved. An additional amount of $275,783 due to TECO is pending settlement of pre-petition amounts. Of the remaining $449,847 of past due invoices: $310,892 was paid in early November with the remainder expected to be paid later in November. International Shipholding Corporation Taxes Payable 53,655.80 - - - - 53,655.80 N.W. Johnsen & Company, Inc. Taxes Payable 11,528.89 - - - - 11,528.89 LMS Shipmanagement, Inc. Taxes Payable 32,194.25 - - - - 32,194.25 Frascati Shops, Inc. Taxes Payable 6,640.67 - - - - 6,640.67 U.S. United Ocean Services, LLC Taxes Payable 4,998.83 - - - - 4,998.83 Sulphur Carriers, Inc. Taxes Payable 88,699.00 - - - - 88,699.00 Total $ 2,537,100.77 $ 705,415.55 $ 79,688.56 $ - $ - $ 3,322,204.88 MOR-4b Page 1

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16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document Entity Name: International Shipholding Corporation (Consolidating) Pg 10 of 15 Case Number: 16-12220 Monthly Operating Report - Southern District of New York Accounts Receivable Reconciliation and Aging Reporting Period: October-16 Debtor Name AR at the beginning of the period Amount Billed during Period Amounts Collected during Period AR at the end of the reporting period Bad Debts # Days Past Due: 0-30 # Days Past Due: 31-60
# Days Past Due: 61-90 # Days Past Due: Over 91 Total International Shipholding Corporation $ (1,202.53) $ 100,799.27 $ 100,836.34 $ (1,239.60) $ - $ (581.27) $ - $ - $ (658.33) $ (1,239.60) Sulphur Carriers, Inc. 42,343.94 1,288,082.36 1,138,949.06 191,477.24 - 191,477.24 - - - 191,477.24 Central Gulf Lines, Inc. 3,344,923.16 2,342,820.37 2,314,317.29 3,373,426.24 17,349.44 3,200,210.76 51,804.47 32,818.29 71,243.28 3,373,426.24 Waterman Steamship Corporation 1,438,260.13 2,118,117.23 1,296,574.04 2,259,803.32 6,716.34 2,246,370.64 - - 6,716.34 2,259,803.32 N.W. Johnsen & Co. Inc. 34,195.69 110,517.51 136,764.58 7,948.62 - 6,892.48 - - 1,056.14 7,948.62 LMS Shipmanagement, Inc. - - - - - - - - - - U.S. United Ocean Services, LLC 1,397,945.40 3,911,958.37 3,664,301.91 1,645,601.86 - 167,039.36 1,467,720.50 - 10,842.00 1,645,601.86 Frascati Shops, Inc. 420,815.11 213,980.65 261,155.57 373,640.19 15,350.56 255,196.43 15,611.00 4,547.54 82,934.66 373,640.19 Gulf South Shipping PTE LTD - 883,678.48 883,678.48 - - - - - - - LCI Shipholding, Inc. 95,125.08 90,000.00 94,062.54 91,062.54 - 90,000.00 1,062.54 - - 91,062.54Dry Bulk Australia LTD - - - - - - - - - -  Dry Bulk Americas LTD - - - - - - - - - - Marco Shipping Company (PTE) LTD - 1,001,206.46 - 1,001,206.46 - 1,001,206.46 - - - 1,001,206.46 Total $ 6,772,405.98 $ 12,061,160.70 $ 9,890,639.81 $ 8,942,926.87 $ 39,416.34 $ 7,157,812.10 $ 1,536,198.51 $ 37,365.83 $ 172,134.09 $ 8,942,926.87 MOR-5a Page 1

MOR-5a

16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document Entity Name: International Shipholding Corporation (Consolidating) Pg 11 of 15  Case Number: 16-12220 Monthly Operating Report - Southern District of New York Taxes Reconciliation and Aging Reporting Period: October-16Debtor Name # Days Past Due:  0-30 # Days Past Due: 31-60 # Days Past Due: 61-90 # Days Past Due: Over 91 Total International Shipholding Corporation $ 53,655.80 $ - $ - $ - $ 53,655.80 N.W. Johnsen & Company, Inc. 11,528.89 - - - 11,528.89 LMS Shipmanagement, Inc. 32,194.25 - - - 32,194.25 Frascati Shops, Inc. 6,640.67 - - - 6,640.67 U.S. United Ocean Services, LLC 4,998.83 - - - 4,998.83 Sulphur Carriers, Inc. 88,699.00 - - - 88,699.00 Total $ 197,717.44 $ - $ - $ - $ 197,717.44 MOR-5b Page 1

MOR-5b

16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document Entity Name: International Shipholding Corporation (Consolidating) Pg 10 of 15   Case Number: 16-12220 Monthly Operating Report - Southern District of New York Payments to Insiders Reporting Period: October-16 Debtor Name Type of Payment Amount Paid Total Paid to Date LMS Shipmanagement, Inc. Caire, Peter J. Salary 8,934.02 26,802.06 LMS Shipmanagement, Inc. Caire, Peter J. Travel Expenses - 402.01 LMS Shipmanagement, Inc. Cameron, William M. Salary 14,010.14 42,030.42 LMS Shipmanagement, Inc. Cameron, William M. Travel Expenses 180.64 769.27 N.W. Johnsen & Co. Inc. Chambers, Robert T. Salary 13,875.82 41,627.46 N.W. Johnsen & Co. Inc. De Benedetto, Daniel T. Salary 6,470.98 19,412.94 N.W. Johnsen & Co. Inc. De Benedetto, Daniel T. Travel Expenses 323.28 751.50 International Shipholding Corporation Estrada, Manuel G. Salary 23,825.42 71,476.26 International Shipholding Corporation Estrada, Manuel G. Travel Expenses 988.54 2,635.70 LMS Shipmanagement, Inc. Grehan, Brooke Y. Salary 10,711.44 32,134.32 LMS Shipmanagement, Inc. Grehan, Brooke Y. Travel Expenses 413.22 1,748.06 N.W. Johnsen & Co. Inc. Hawkins, Nigel J. Salary 17,303.76 51,911.28 N.W. Johnsen & Co. Inc. Hawkins, Nigel J. Travel Expenses - 148.00 International Shipholding Corporation Higginbotham, James T. Salary 11,258.50 33,775.50 International Shipholding Corporation Higginbotham, James T. Travel Expenses 803.24 1,946.72 International Shipholding Corporation Johnsen, Erik L. Salary 39,250.92 117,752.76 International Shipholding Corporation Johnsen, Erik L. Travel Expenses - 6,517.14 International Shipholding Corporation Johnsen, Neils M. Contractor 10,000.00 40,000.00 International Shipholding Corporation Johnsen, Neils M. Travel Expenses 1,147.32 2,587.32 U.S. United Ocean Services, LLC Johnston, Peter M. Salary 18,056.48 54,169.44 U.S. United Ocean Services, LLC Johnston, Peter M. Travel Expenses 1,360.54 1,360.54 International Shipholding Corporation James J. McNamara Travel Expenses 127.90 127.90 International Shipholding Corporation Nahas, George A. Salary 11,068.04 33,204.12 International Shipholding Corporation Nahas, George A. Travel Expenses 3,194.30 3,459.24 International Shipholding Corporation Rosenbohm, Sheila D. Salary 11,546.62 34,639.86 International Shipholding Corporation Rosenbohm, Sheila D. Travel Expenses 449.26 3,120.07 International Shipholding Corporation Wild, Kevin M. Salary 12,398.20 37,194.60 International Shipholding Corporation Wild, Kevin M. Travel Expenses 2,292.42 5,751.59 International Shipholding Corporation Wilson, Kevin M. Salary 12,375.48 36,707.62 International Shipholding Corporation Wilson, Kevin M. Travel Expenses - 227.52 MOR-6a Page 1

MOR-6a

16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document Entity Name: International Shipholding Corporation (Consolidating) Pg 12 of 15   Case Number: 16-12220 Monthly Operating Report - Southern District of New York Payments to Insiders Reporting Period: October-16 Debtor Name Type of Payment Amount Paid Total Paid to Date LMS Shipmanagement, Inc. Caire, Peter J. Salary 8,934.02 26,802.06 LMS Shipmanagement, Inc. Caire, Peter J. Travel Expenses - 402.01 LMS Shipmanagement, Inc. Cameron, William M. Salary 14,010.14 42,030.42 LMS Shipmanagement, Inc. Cameron, William M. Travel Expenses 180.64 769.27 N.W. Johnsen & Co. Inc. Chambers, Robert T. Salary 13,875.82 41,627.46 N.W. Johnsen & Co. Inc. De Benedetto, Daniel T. Salary 6,470.98 19,412.94 N.W. Johnsen & Co. Inc. De Benedetto, Daniel T. Travel Expenses 323.28 751.50 International Shipholding Corporation Estrada, Manuel G. Salary 23,825.42 71,476.26 International Shipholding Corporation Estrada, Manuel G. Travel Expenses 988.54 2,635.70 LMS Shipmanagement, Inc. Grehan, Brooke Y. Salary 10,711.44 32,134.32 LMS Shipmanagement, Inc. Grehan, Brooke Y. Travel Expenses 413.22 1,748.06 N.W. Johnsen & Co. Inc. Hawkins, Nigel J. Salary 17,303.76 51,911.28 N.W. Johnsen & Co. Inc. Hawkins, Nigel J. Travel Expenses - 148.00 International Shipholding Corporation Higginbotham, James T. Salary 11,258.50 33,775.50 International Shipholding Corporation Higginbotham, James T. Travel Expenses 803.24 1,946.72 International Shipholding Corporation Johnsen, Erik L. Salary 39,250.92 117,752.76 International Shipholding Corporation Johnsen, Erik L. Travel Expenses - 6,517.14 International Shipholding Corporation Johnsen, Neils M. Contractor 10,000.00 40,000.00 International Shipholding Corporation Johnsen, Neils M. Travel Expenses 1,147.32 2,587.32 U.S. United Ocean Services, LLC Johnston, Peter M. Salary 18,056.48 54,169.44 U.S. United Ocean Services, LLC Johnston, Peter M. Travel Expenses 1,360.54 1,360.54 International Shipholding Corporation James J. McNamara Travel Expenses 127.90 127.90 International Shipholding Corporation Nahas, George A. Salary 11,068.04 33,204.12 International Shipholding Corporation Nahas, George A. Travel Expenses 3,194.30 3,459.24 International Shipholding Corporation Rosenbohm, Sheila D. Salary 11,546.62 34,639.86 International Shipholding Corporation Rosenbohm, Sheila D. Travel Expenses 449.26 3,120.07 International Shipholding Corporation Wild, Kevin M. Salary 12,398.20 37,194.60 International Shipholding Corporation Wild, Kevin M. Travel Expenses 2,292.42 5,751.59 International Shipholding Corporation Wilson, Kevin M. Salary 12,375.48 36,707.62 International Shipholding Corporation Wilson, Kevin M. Travel Expenses - 227.52 MOR-6a Page 1

16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document  Entity Name: International Shipholding Corporation (Consolidating) ) Pg 13 of 15  Case Number: 16-12220 Monthly Operating Report - Southern District of New York Payments to Professionals Reporting Period: October-16 Debtor Name Date of Court Order Authorizing Payment Amount Approved Amount Paid Total Paid to Date Total Incurred and Unpaid International Shipholding Corporation McGlinchey Stafford PLLC 9/21/2016 $ - $ 120,553.02 $ 198,810.52 $ - International Shipholding Corporation Prime Clerk 8/4/2016 - 94,694.59 306,607.83 - International Shipholding Corporation Alix Partners LLP 9/21/2016 - - 50,503.26 - International Shipholding Corporation Seward & Kissel LLP 9/21/2016 - - 457,209.92 - International Shipholding Corporation Watson Farley & Williams LLP 9/21/2016 - - 86,956.36 - International Shipholding Corporation Milbank 9/21/2016 - - 596,798.41 - International Shipholding Corporation Moore & Van Allen PLLC 9/21/2016 - 63,106.39 234,850.52 - International Shipholding Corporation Vedder Price PC 9/21/2016 - 144,654.38 144,654.38 - International Shipholding Corporation Simpson Thacher - Bartlet 9/21/2016 - 199,622.00 199,622.00 - Total $ - $ 622,630.38 $ 2,276,013.20 $ - MOR-6b Page 1

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16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document  Entity Name: International Shipholding Corporation (Consolidating)  Pg 14 of 15   Case Number: 16-12220 Monthly Operating Report - Southern District of New York Post-Petition Status of Secured Notes, Leases Payable Reporting Period: October-16 Debtor Name Name of Creditor Scheduled Monthly Payment Amount Paid during Period Total Unpaid Post-Petition Notes/ Comments International Shipholding Corporation Regions Bank $ 197,051.31 $ 197,051.31 $ - Interest International Shipholding Corporation Regions Bank 311,559.30 3 11,559.30 - Interest International Shipholding Corporation Debtor in Possession Financing 166,754.10 1 66,754.10 – Interest LCI Shipholding Inc.Citizens Asset Finance 69,422.98 6 9,422.98 – Interest  LCI Shipholding Inc. Capital One 14,068.76 - - Interest due 10/1 was paid on 9/30. Central Gulf Lines DVB Bank 153,244.53 - 301,545.69 Interest paid quarterly International Shipholding Corporation Regions Bank 50,000.00 5 0,000.00 - Adequate Protection Payment LCI Shipholding Inc. Capital One 25,000.00 2 5,000.00 - Adequate Protection Payment LCI Shipholding Inc. Citizens Asset Finance 50,000.00 5 0,000.00 - Adequate Protection Payment Total $ 1,037,100.98 $ 869,787.69 $ 301,545.69 MOR-6c Page 1

MOR-6c

16-12220-smb Doc 347 Filed 11/15/16 Entered 11/15/16 18:59:03 Main Document Entity Name: International Shipholding Corporation (Consolidating)  Pg 15 of 15 Case Number: 16-12220 Monthly Operating Report - Southern District of New York Debtor Questionnaire Reporting Period: October-16 Question # Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary. Yes No 1 Have any assets been sold or transferred outside the normal course of business this reporting period? X 2 Have any funds been disbursed from any account other than a debtor in possession account this reporting period? X 3 Is the Debtor delinquent in the timely filing of any post-petition tax returns? X 4 Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies? X 5 Is the Debtor delinquent in paying any insurance premium payment? X 6 Have any payments been made on pre-petition liabilities this reporting period? X 7 Are any post petition receivables (accounts, notes or loans) due from related parties? X 8 Are any post petition payroll taxes past due? X 9 Are any post petition State or Federal income taxes past due? X 10 Are any post petition real estate taxes past due? X 11 Are any other post petition taxes past due? X 12 Have any pre-petition taxes been paid during this reporting period? X 13 Are any amounts owed to post petition creditors delinquent? X 14 Are any wage payments past due? X 15 Have any post petition loans been received by the Debtor from any party? X 16 Is the Debtor delinquent in paying any U.S. Trustee fees? X 17 Is the Debtor delinquent with any court ordered payments to attorneys or other professionals? X 18 Have the owners or shareholders received any compensation outside of the normal course of business? X 1. During October 2016, U.S. United Oceans LLC sold the Coastal 303 and Rosie Paris, which were both inactive tugs, to Southern Dawn, LLC for cash in the amount of $125,000 and $40,000, respectively. 2. The Company has a subsidiary that was not a part of the filing that continues to operate and payments are being made in the ordinary course of business for non-Debtor obligations. 6. The Company has paid certain pre-petition claims of critical vendors, lienholders, employees, and insurance providers as authorized under applicable orders of the Court. 15. The Company has received $2,100,000 in Debtor in Possession financing during October 2016. MOR MOR-7 Page 1

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